UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 17, 2019 (January 12, 2019)

NCI BUILDING SYSTEMS, INC.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	001-14315 (Commission File No.)	76-0127701 (IRS Employer Identification No.)

5020 Weston Parkway, Suite 400 Cary, North Carolina (Address of principal executive office)	27513 (Zip Code)

(888) 975-9436
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

On January 12, 2019, NCI Building Systems, Inc. (“we”, “us”, the “Company” or “NCI”) entered into a Unit Purchase Agreement (the “Purchase Agreement”) with Environmental Materials, LLC, a Delaware limited liability company (“Environmental Stoneworks”), the Members of Environmental Materials, LLC (the “Sellers”), and Charles P. Gallagher and Wayne C. Kocourek, solely in their capacity as the Seller Representative (as defined in the Purchase Agreement).

Pursuant to the terms of the Purchase Agreement, at the closing of the transactions contemplated thereby (the “Closing”), NCI (or one or more of its subsidiaries) will purchase from the Sellers 100% of the outstanding limited liability company interests (the “LLC Interests”) of Environmental Stoneworks. As consideration to the Sellers, at the Closing, NCI will pay to the Sellers $186,000,000 in the aggregate in cash consideration, subject to certain adjustments (the “Aggregate Consideration”), with each Seller being entitled to receive its pro rata share of the Aggregate Consideration. Following the Closing, Environmental Stoneworks will become a wholly owned subsidiary of the Company. NCI plans to finance the transaction through a combination of cash on hand and borrowings under its existing revolving credit facilities.

The Purchase Agreement contains various representations, warranties and covenants of the parties customary for transactions of this type, including covenants requiring each company to use reasonable best efforts to obtain antitrust clearance for the transaction. The Closing is subject to a number of customary conditions, including, among others, (1) the absence of any restraining order, preliminary or permanent injunction or other order preventing the consummation of the transactions contemplated by the Purchase Agreement, (2) the termination or expiration of the applicable waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, (3) subject to certain exceptions customary for transactions of this type, the accuracy of the representations and warranties with respect to the Company and Environmental Stoneworks and compliance in all material respects by each of the Company and Environmental Stoneworks with their respective obligations required to be performed by them under the Purchase Agreement on or prior to the Closing, and (4) the absence of any event or occurrence since October 31, 2018 that constitutes a material adverse effect on Environmental Stoneworks.

The Purchase Agreement contains provisions giving each of the Company and Environmental Stoneworks the right to terminate the Purchase Agreement under specified circumstances, including if the Closing is not consummated by April 15, 2019, subject to certain conditions.

A copy of the Purchase Agreement is attached as Exhibit 2.1 to this report on Form 8-K and is incorporated herein by reference. The foregoing description of the Purchase Agreement does not purport to be complete and is qualified in its entirety by reference to such exhibit. The representations, warranties and covenants contained in the Purchase Agreement were made solely for purposes of the transactions contemplated thereby, as of specific dates and solely for the benefit of the parties to the Purchase Agreement, and may be subject to limitations agreed upon by the contracting parties, including being qualified by confidential disclosures made for the purposes of allocating contractual risk between the parties to the agreement instead of establishing these matters as facts, and may be subject to standards of materiality applicable to the contracting parties that differ from those applicable to security holders. Security holders should not rely on the representations, warranties and covenants or any descriptions thereof as characterizations of the actual state of facts or condition of the Company or Environmental Stoneworks. Moreover, information concerning the subject matter of the representations and warranties may change after the date of the Purchase Agreement, which subsequent information may or may not be fully reflected in the Company’s public disclosures.

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Item 8.01. Other Events

On January 17, 2019, the Company issued a press release to announce entry into the Purchase Agreement. A copy of the press release is attached as Exhibit 99.1 to this report.

Item 9.01. Financial Statements and Exhibits.

(d)       Exhibits

Exhibit Number	Description of Exhibit

2.1	Unit Purchase Agreement, dated January 12, 2019, by and among Environmental Materials, LLC, the Members of Environmental Materials, LLC, Charles P. Gallagher and Wayne C. Kocourek, solely in their capacity as the Seller Representative, and NCI Building Systems, Inc.*
99.1	Press Release, dated January 17, 2019.

*	The schedules to the Purchase Agreement have been omitted from this filing pursuant to Item 601(b)(2) of Regulation S-K. The Registrant will finish copies of such schedules to the Securities and Exchange Commission upon request by the Commission.

FORWARD-LOOKING STATEMENTS

Certain statements and information in this filing may constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. The words “believe,” “anticipate,” “plan,” “intend,” “foresee,” “guidance,” “potential,” “expect,” “should,” “will” “continue,” “could,” “estimate,” “forecast,” “goal,” “may,” “objective,” “predict,” “projection,” or similar expressions are intended to identify forward-looking statements in this filing.

Such forward-looking statements reflect the views of management at the time such statements are made and are subject to a number of risks, uncertainties, estimates, and assumptions that may cause actual results to differ materially from current expectations, including but not limited to the ability of the parties to satisfy the conditions precedent and consummate the proposed acquisition, the timing of consummation of the proposed acquisition, the ability of the parties to secure regulatory approvals in a timely manner or on the terms desired or anticipated, the ability of NCI to integrate the acquired operations, the ability to implement the anticipated business plans of the combined company following closing and achieve anticipated benefits and savings, risks related to disruption of management’s attention from ongoing business operations due to the pending acquisition and the effect of the announcement of the proposed acquisition on either party’s relationships with its respective customers, vendors, lenders and businesses generally. Additionally, factors listed under “Risk Factors” set forth in the Company’s Annual Report on Form 10-K for the fiscal year ended October 28, 2018, and the other risks and uncertainties described in documents we file from time to time with the SEC, identify other important factors, though not necessarily all such factors, that could cause future outcomes to differ materially from those set forth in the forward-looking statements contained in this filing. The Company expressly disclaims any obligation to release publicly any updates or revisions to these forward-looking statements, whether as a result of new information, future events, or otherwise.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 17, 2019	NCI BUILDING SYSTEMS, INC.

By: /s/ Todd R. Moore Name: Todd R. Moore Title: Executive Vice President, Chief Legal, Risk & Compliance Officer and Corporate Secretary

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